SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________



    Date of Report (Date of earliest event reported) October 11, 2000
                            BICO, INC.
         (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822                   25-1229323
(State of other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                         Identification No.)


       2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
            (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (412) 429-0673




              _______________________________________________________
                       (Former name or former address,
                         if changes since last report.)









Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          Biocontrol Technology, Inc., a division of BICO,
          Inc. announced today it plans to begin a controlled clinical study for its noninvasive glucose monitor, the Diasensor 2000. The multi-center trial will begin at the Joslin Diabetes
          Center in Boston in approximately ten days, and, under the direction of Joslin personnel, two additional centers will be included in the study.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  October 11, 2000




                           NEWS RELEASE
                     BIOCONTROL TECHNOLOGY, INC.
                 625 Kolter Drive  , Indiana, PA 15701
Investors:                                        Media:
Diane McQuaide                                    Nancy Saxman
Phone 412-429-0673                                Phone 724-349-1811
Fax 412-279-9690                                  Fax 724-349-8610
For immediate release

  BIOCONTROL TECHNOLOGY TO BEGIN DIASENSOR CLINICAL TRIALS

     Pittsburgh, Pa. - October 11, 2000 - Biocontrol
Technology, Inc., a division of BICO, Inc. (OTCBB:BIKO), announced today it plans to begin a controlled clinical study for its noninvasive glucose monitor, the Diasensor
2000.  The multi-center trial will begin at the Joslin
Diabetes Center in Boston in approximately ten days, and, under the direction of Joslin personnel, two additional centers will be included in the study.

     The Diasensor 2000 will be evaluated for the treatment of diabetic patients within a system of care that includes home use of the Diasensor and regular evaluation of a patient's blood glucose trends as determined by the device. The Diasensor contains a telemedicine feature that automatically transmits the patient's glucose measurements to a secure website on the Internet where they can be viewed by the healthcare provider.

     Biocontrol Technology, Inc. has research, development
and manufacturing facilities in Indiana, Pa.    BICO's
corporate offices are located in Pittsburgh, Pa. BICO is involved in the development and manufacture of biomedical devices and environmental products.

                            #####



WEBSITE:   www.bico.com

INVESTOR RELATIONS NEWSLINE NUMBER:  1-800-357-6204

 This press release contains statements of a forward-looking nature. Shareholders and potential investors are cautioned that such statements are predictions and actual events or
               results may vary significantly.